Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION

The following tables present unaudited pro forma quarterly financial data for CareFusion Corporation (the “Company”) for the quarters ended September 30, 2010 and December 31, 2010, and for the six-months ended December 31, 2010. In addition, the following tables present unaudited pro forma quarterly financial information for the Company for each of the quarters in the fiscal year ended June 30, 2010 and for the fiscal year ended June 30, 2010. As set forth in the Form 8-K of which this Exhibit 99.2 forms a part, on February 3, 2011, the Company issued a news release in which the Company announced that it had entered into a definitive agreement with Medline Industries, Inc., for the sale of the Company’s International Surgical Products distribution business. The operations of the International Surgical Products business did not meet the criteria for reclassification as discontinued operations for the quarter ended December 31, 2010, and as a result, this business will be reclassified as discontinued operations beginning in the quarter ending March 31, 2011. The Company is voluntarily providing the unaudited pro forma financial data included in the following tables to reflect the reclassification of this business as if it were discontinued operations for all periods presented so investors can more easily understand the impact on the Company’s financial statements beginning with the quarter ending March 31, 2011.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended September 30, 2010
(in millions, except per share amounts)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Statement of Income	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Revenue	$908	$(97)	$811	$—	$811
Cost of Products Sold	468	(70)	398	—	398

Gross Margin	440	(27)	413	—	413

Selling, General and Administrative Expenses	295	(25)	270	(15)	255
Research and Development Expenses	40	—	40	—	40
Restructuring and Acquisition Integration Charges	23	—	23	(23)	—

Operating Income	82	(2)	80	38	118

Interest Expense and Other, Net	24	—	24	—	24

Income Before Income Tax	58	(2)	56	38	94
Provision for Income Tax	20	(1)	19	11	30

Net Income	$38	$(1)	$37	$27	$64

Per Share Amounts: [4]
Basic Earnings per Common Share	$0.17	$(0.01)	$0.17	$0.12	$0.29
Diluted Earnings per Common Share	$0.17	$(0.01)	$0.16	$0.12	$0.29

Weighted-Average Number of Common Shares Outstanding:
Basic	222.1	222.1	222.1	222.1	222.1
Diluted	223.9	223.9	223.9	223.9	223.9

Effective Tax Rate	33.9%	27.0%	34.2%	28.2%	31.7%

[1]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[2]

Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring tax items. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended December 31, 2010
(in millions, except per share amounts)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Statement of Income	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Revenue	$1,002	$(116)	$886	$—	$886
Cost of Products Sold	527	(86)	441	—	441

Gross Margin	475	(30)	445	—	445

Selling, General and Administrative Expenses	295	(27)	268	(9)	259
Research and Development Expenses	36	—	36	—	36
Restructuring and Acquisition Integration Charges	18	—	18	(18)	—

Operating Income	126	(3)	123	27	150

Interest Expense and Other, Net	21	—	21	—	21

Income Before Income Tax	105	(3)	102	27	129
Provision for Income Tax	29	—	29	6	35

Net Income	$76	$(3)	$73	$21	$94

Per Share Amounts: [4]
Basic Earnings per Common Share	$0.34	$(0.01)	$0.33	$0.09	$0.42
Diluted Earnings per Common Share	$0.34	$(0.01)	$0.33	$0.09	$0.42

Weighted-Average Number of Common Shares Outstanding:
Basic	222.8	222.8	222.8	222.8	222.8
Diluted	224.5	224.5	224.5	224.5	224.5

Effective Tax Rate	27.9%	15.9%	28.2%	21.5%	26.8%

[1]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[2]

Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring tax items. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Six Months Ended December 31, 2010
(in millions, except per share amounts)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Statement of Income	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Revenue	$1,910	$(213)	$1,697	$—	$1,697
Cost of Products Sold	995	(156)	839	—	839

Gross Margin	915	(57)	858	—	858

Selling, General and Administrative Expenses	590	(52)	538	(24)	514
Research and Development Expenses	76	—	76	—	76
Restructuring and Acquisition Integration Charges	41	—	41	(41)	—

Operating Income	208	(5)	203	65	268

Interest Expense and Other, Net	45	—	45	—	45

Income Before Income Tax	163	(5)	158	65	223
Provision for Income Tax	49	(1)	48	17	65

Net Income	$114	$(4)	$110	$48	$158

Per Share Amounts: [4]
Basic Earnings per Common Share	$0.51	$(0.02)	$0.50	$0.22	$0.71
Diluted Earnings per Common Share	$0.51	$(0.02)	$0.49	$0.22	$0.71

Weighted-Average Number of Common Shares Outstanding:
Basic	222.4	222.4	222.4	222.4	222.4
Diluted	224.2	224.2	224.2	224.2	224.2

Effective Tax Rate	30.0%	21.1%	30.3%	25.5%	28.9%

[1]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[2]

Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring tax items. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended September 30, 2009
(in millions, except per share amounts)	GAAP As Reported	Discontinued Operations [1]	Pro Forma Adjustments [2]	Pro Forma Statement of Income	Nonrecurring Items [3]	Adjusted Pro Forma [4]
Revenue	$923	$—	$(110)	$813	$—	$813
Cost of Products Sold	472	—	(75)	397	—	397

Gross Margin	451	—	(35)	416	—	416

Selling, General and Administrative Expenses	297	—	(28)	269	(13)	256
Research and Development Expenses	36	—	—	36	—	36
Restructuring and Acquisition Integration Charges	1	—	—	1	(1)	—

Operating Income	117	—	(7)	110	14	124

Interest Expense and Other, Net	42	—	—	42	(22)	20

Income Before Income Tax	75	—	(7)	68	36	104
Provision for Income Tax	20	—	(1)	19	6	25

Income from Continuing Operations	55	—	(6)	49	30	79
Income from Discontinued Operations, Net of Tax	26	(26)	—	—	—	—

Net Income	$81	$(26)	$(6)	$49	$30	$79

Per Share Amounts: [5]
Basic Earnings per Common Share	$0.37	$(0.12)	$(0.03)	$0.22	$0.14	$0.36
Diluted Earnings per Common Share	$0.37	$(0.12)	$(0.03)	$0.22	$0.14	$0.36

Weighted-Average Number of Common Shares Outstanding:
Basic	220.6	220.6	220.6	220.6	220.6	220.6
Diluted	221.2	221.2	221.2	221.2	221.2	221.2

Effective Tax Rate	27.0%	n/a	11.3%	28.4%	16.5%	24.3%

[1]

Reflects the impact of (a) removing certain businesses that manufacture and sell surgical and exam gloves, surgical drapes and apparel and fluid management products in the U.S. market that were previously part of the Clinical and Medical Products segment of Cardinal Health and were retained by Cardinal Health upon the spinoff, and (b) the divestiture of the Company’s audiology business.

[2]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[3]

Reflects nonrecurring charges primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, and nonrecurring charges related to the bridge loan entered into in connection with the spinoff. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[4]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[5]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended December 31, 2009
(in millions, except per share amounts)	GAAP As Reported	Discontinued Operations [1]	Pro Forma Adjustments [2]	Pro Forma Statement of Income	Nonrecurring Items [3]	Adjusted Pro Forma [4]
Revenue	$1,019	$—	$(127)	$892	$—	$892
Cost of Products Sold	541	—	(98)	443	—	443

Gross Margin	478	—	(29)	449	—	449

Selling, General and Administrative Expenses	305	—	(29)	276	(12)	264
Research and Development Expenses	37	—	—	37	—	37
Restructuring and Acquisition Integration Charges	9	—	—	9	(9)	—

Operating Income	127	—	—	127	21	148

Interest Expense and Other, Net	24	—	—	24	—	24

Income Before Income Tax	103	—	—	103	21	124
Provision for Income Tax	30	—	—	30	7	37

Income from Continuing Operations	73	—	—	73	14	87
Loss from Discontinued Operations, Net of Tax	(3)	3	—	—	—	—

Net Income	$70	$3	$—	$73	$14	$87

Per Share Amounts: [5]
Basic Earnings per Common Share	$0.32	$0.01	$—	$0.33	$0.06	$0.39
Diluted Earnings per Common Share	$0.32	$0.01	$—	$0.32	$0.06	$0.39

Weighted-Average Number of Common Shares Outstanding:
Basic	220.8	220.8	220.8	220.8	220.8	220.8
Diluted	222.2	222.2	222.2	222.2	222.2	222.2

Effective Tax Rate	29.4%	n/a	1.4%	29.6%	33.6%	30.2%

[1]	Reflects the impact of the divestiture of the Company’s audiology business.
[2]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[3]

Reflects nonrecurring charges related to the spinoff, nonrecurring charges related to the bridge loan entered into in connection with the spinoff, nonrecurring restructuring and acquisition integration charges and nonrecurring tax items. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[4]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[5]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended March 31, 2010
(in millions, except per share amounts)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Statement of Income	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Revenue	$952	$(115)	$837	$—	$837
Cost of Products Sold	500	(77)	423	—	423

Gross Margin	452	(38)	414	—	414

Selling, General and Administrative Expenses	316	(31)	285	(17)	268
Research and Development Expenses	42	—	42	—	42
Restructuring and Acquisition Integration Charges	1	—	1	(1)	—

Operating Income	93	(7)	86	18	104

Interest Expense and Other, Net	29	—	29	—	29

Income Before Income Tax	64	(7)	57	18	75
Provision for Income Tax	73	(1)	72	(48)	24

Net Income (Loss)	$(9)	$(6)	$(15)	$66	$51

Per Share Amounts: [4]
Basic Earnings (Loss) per Common Share	$(0.04)	$(0.03)	$(0.07)	$0.30	$0.23
Diluted Earnings (Loss) per Common Share	$(0.04)	$(0.03)	$(0.07)	$0.30	$0.23

Weighted-Average Number of Common Shares Outstanding:
Basic	221.6	221.6	221.6	221.6	221.6
Diluted [5]	221.6	221.6	221.6	221.6	221.6

Effective Tax Rate	114.1%	15.5%	125.5%	(258.3%)	31.8%

[1]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[2]

Reflects nonrecurring charges related to the spinoff, nonrecurring restructuring and acquisition integration charges, nonrecurring charges related to a tax reserve adjustment ($58 million) for uncertain tax positions, and nonrecurring tax items associated with the other non-tax adjustments. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

[5]	Dilutive shares outstanding equal basic shares outstanding for the quarter ended March 31, 2010 as the impact would be anti-dilutive.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended June 30, 2010
(in millions, except per share amounts)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Statement of Income	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Revenue	$1,035	$(105)	$930	$—	$930
Cost of Products Sold	550	(73)	477	—	477

Gross Margin	485	(32)	453	—	453

Selling, General and Administrative Expenses	310	(23)	287	(17)	270
Research and Development Expenses	44	—	44	—	44
Restructuring and Acquisition Integration Charges	8	—	8	(8)	—
Gain on the Sale of Assets	(12)	—	(12)	12	—

Operating Income	135	(9)	126	13	139

Interest Expense and Other, Net	20	—	20	—	20

Income Before Income Tax	115	(9)	106	13	119
Provision for Income Tax	63	(3)	60	(20)	40

Net Income	$52	$(6)	$46	$33	$79

Per Share Amounts: [4]
Basic Earnings per Common Share	$0.24	$(0.03)	$0.21	$0.15	$0.36
Diluted Earnings per Common Share	$0.23	$(0.03)	$0.21	$0.15	$0.35

Weighted-Average Number of Common Shares Outstanding:
Basic	221.8	221.8	221.8	221.8	221.8
Diluted	224.0	224.0	224.0	224.0	224.0

Effective Tax Rate	54.5%	34.8%	56.2%	(164.7%)	33.1%

[1]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[2]

Reflects nonrecurring charges, primarily related to the spinoff, nonrecurring restructuring and acquisition integration charges, nonrecurring gain on the sale of assets and nonrecurring tax items. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[4]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

PRO FORMA ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Fiscal Year Ended June 30, 2010
(in millions, except per share amounts)	GAAP As Reported	Discontinued Operations [1]	Pro Forma Adjustments [2]	Pro Forma Statement of Income	Nonrecurring Items [3]	Adjusted Pro Forma [4]
Revenue	$3,929	$—	$(457)	$3,472	$—	$3,472
Cost of Products Sold	2,063	—	(323)	1,740	—	1,740

Gross Margin	1,866	—	(134)	1,732	—	1,732

Selling, General and Administrative Expenses	1,228	—	(111)	1,117	(59)	1,058
Research and Development Expenses	159	—	—	159	—	159
Restructuring and Acquisition Integration Charges	19		—	19	(19)	—
Gain on the Sale of Assets	(12)	—	—	(12)	12	—

Operating Income	472	—	(23)	449	66	515

Interest Expense and Other, Net	115	—	—	115	(22)	93

Income Before Income Tax	357	—	(23)	334	88	422
Provision for Income Tax	186	—	(5)	181	(55)	126

Income from Continuing Operations	171	—	(18)	153	143	296
Income from Discontinued Operations, Net of Tax	23	(23)	—	—	—	—

Net Income	$194	$(23)	$(18)	$153	$143	$296

Per Share Amounts: [5]
Basic Earnings per Common Share	$0.88	$(0.10)	$(0.08)	$0.69	$0.65	$1.34
Diluted Earnings per Common Share	$0.87	$(0.10)	$(0.08)	$0.69	$0.64	$1.33

Weighted-Average Number of Common Shares Outstanding:
Basic	221.5	221.5	221.5	221.5	221.5	221.5
Diluted	223.0	223.0	223.0	223.0	223.0	223.0

Effective Tax Rate	52.1%	n/a	21.5%	54.2%	(63.1%)	29.8%

[1]

Reflects the impact of (a) removing certain businesses that manufacture and sell surgical and exam gloves, surgical drapes and apparel and fluid management products in the U.S. market that were previously part of the Clinical and Medical Products segment of Cardinal Health and were retained by Cardinal Health upon the spinoff, and (b) the divestiture of the Company’s audiology business.

[2]

Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011. These amounts do not consider an allocation of general corporate overhead costs not specifically related to the ISP business and therefore, selling, general and administrative expenses do not reflect any potential reductions in corporate costs in response to this change in the Company subsequent to the divestiture.

[3]

Reflects nonrecurring charges primarily related to the spinoff, nonrecurring charges related to the bridge loan entered into in connection with the spinoff, nonrecurring restructuring and acquisition integration charges, nonrecurring gain on sale of assets, nonrecurring charges related to a tax reserve adjustment ($58 million) for uncertain tax positions recorded in the quarter ended March 31, 2010, and nonrecurring tax items associated with the other non-tax adjustments. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[4]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[5]

Earnings per share calculations are performed separately for each adjustment presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share totals presented.

CAREFUSION CORPORATION

ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended September 30, 2010
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$617	$—	$617	$—	$617
Operating Income	71	—	71	29	100

Medical Technologies and Services
Revenue	$291	$(97)	$194	$—	$194
Operating Income	11	(2)	9	9	18

	Quarter Ended December 31, 2010
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$684	$—	$684	$—	$684
Operating Income	110	—	110	18	128

Medical Technologies and Services
Revenue	$318	$(116)	$202	$—	$202
Operating Income	16	(3)	13	9	22

	Six Months Ended December 31, 2010
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$1,301	$—	$1,301	$—	$1,301
Operating Income	181	—	181	47	228

Medical Technologies and Services
Revenue	$609	$(213)	$396	$—	$396
Operating Income	27	(5)	22	18	40

[1]	Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011.
[2]

Reflects nonrecurring charges primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.

CAREFUSION CORPORATION

ADJUSTED FINANCIAL INFORMATION

(UNAUDITED)

	Quarter Ended September 30, 2009
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$617	$—	$617	$—	$617
Operating Income	101	—	101	11	112

Medical Technologies and Services
Revenue	$306	$(110)	$196	$—	$196
Operating Income	16	(7)	9	4	13

	Quarter Ended December 31, 2009
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$682	$—	$682	$—	$682
Operating Income	111	—	111	15	126

Medical Technologies and Services
Revenue	$337	$(127)	$210	$—	$210
Operating Income	16	—	16	6	22

	Quarter Ended March 31, 2010
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$629	$—	$629	$—	$629
Operating Income	77	—	77	13	90

Medical Technologies and Services
Revenue	$323	$(115)	$208	$—	$208
Operating Income	16	(7)	9	5	14

	Quarter Ended June 30, 2010
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$716	$—	$716	$—	$716
Operating Income [4]	106	—	106	17	123

Medical Technologies and Services
Revenue	$319	$(105)	$214	$—	$214
Operating Income [4]	17	(9)	8	8	16

	Year Ended June 30, 2010
(in millions)	GAAP As Reported	Pro Forma Adjustments [1]	Pro Forma Results	Nonrecurring Items [2]	Adjusted Pro Forma [3]
Critical Care Technologies
Revenue	$2,644	$—	$2,644	$—	$2,644
Operating Income [4]	395	—	395	55	450

Medical Technologies and Services
Revenue	$1,285	$(457)	$828	$—	$828
Operating Income [4]	65	(23)	42	23	65

[1]	Reflects the impact of the planned divestiture of the International Surgical Products (ISP) business which will be presented as discontinued operations starting in the quarter ending March 31, 2011.
[2]

Reflects nonrecurring charges primarily related to the spinoff and nonrecurring restructuring and acquisition integration charges. Certain nonrecurring costs previously reported were applicable to ISP and therefore were reclassified to be reflected as part of that business.

[3]	Adjusted pro forma financial information reflects GAAP results adjusted on a non-GAAP basis to exclude the ISP business and nonrecurring items noted.
[4]	Not included in segment operating income for the quarter and year ended June 30, 2010 is a gain on the sale of assets associated with the May 2010 divestiture of our Research Services business.